UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2025

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2025, Faraday Future Intelligent Electric Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”) entered into warrant termination agreements (each, an “Agreement” and collectively, the “Agreements”) with holders (collectively, the “Warrant Holders”) of certain of the Company’s outstanding common stock purchase warrants (collectively, the “Warrants”).

Pursuant to the Agreements, the Company and the Warrant Holders mutually agreed to terminate and cancel Warrants to purchase an aggregate of 44,551,199 shares of the Company’s common stock, par value $0.0001 per share, owned by such Warrant Holders, which were issued by the Company pursuant to (i) that certain securities purchase agreement by and among the Company and the investors party thereto, dated May 8, 2023, as amended from time to time (the “May SPA”); (ii) that certain securities purchase agreement by and among the Company and the investors party thereto, and that certain placement agency agreement (the “September PAA”) by and among the Company and Univest Securities, LLC (the “Placement Agent”), both dated September 5, 2024 (the “September SPA”); (iii) that certain securities purchase agreement by and among the Company and the investors party thereto, dated December 21, 2024 (the “December SPA”); (iv) that certain securities purchase agreement (the “March SPA”) by and among the Company and the investors party thereto, and that certain placement agency agreement (the “March PAA”) by and among the Company and the Placement Agent, both dated March 21, 2025; and (v) that certain securities purchase agreement by and among the Company and the investors party thereto, dated July 14, 2025 (the “July SPA”), as applicable.

The Current Reports on Form 8-K describing the May SPA, September SPA, September PAA, December SPA, March SPA, March PAA and July SPA, and the transactions contemplated thereby, were filed by the Company with Securities and Exchange Commission on May 10, 2023, September 6, 2024, December 23, 2024, March 24, 2025, and July 16, 2025, respectively, and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1	Form of Warrant Termination Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: January 2, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

2